UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 October 4, 2004

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                              EUROBANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                              --------------------

    Commonwealth of                 000-50872                     66-0608955
      Puerto Rico             (Commission File Number)          (IRS Employer
(State or other jurisdiction                                 Identification No.)
    of incorporation)

                             270 Munoz Rivera Avenue
                           San Juan, Puerto Rico 00918
               (Address of principal executive offices) (Zip Code)

                                 (787) 751-7340
                    (Registrant's telephone number, including
                                   area code)

                              --------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On October 4, 2004, EuroBancshares, Inc. issued a press release announcing that it has joined the Russell 2000(R) Index and the Russell 3000(R) Index effective after the close of business on September 30, 2004. A copy of the press release regarding this matter is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Press release of EuroBancshares, Inc., dated October 4, 2004, announcing the listing of EuroBancshares, Inc. in the Russell 2000(R) Index and the Russell 3000(R) Index.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EUROBANCSHARES, INC.



Date:  October 5, 2004              By:   /s/ Rafael Arrillaga-Torrens, Jr.
                                       -----------------------------------------
                                       Rafael Arrillaga-Torrens, Jr.
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------
No.
---

 99.1 Press release of EuroBancshares, Inc., dated October 4, 2004, announcing the listing of EuroBancshares, Inc. in the Russell 2000(R) Index and the Russell 3000(R) Index.